UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2005


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
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        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

On June 1, 2005, Prime Office Company, LLC ("Prime Office"), an affiliate of The Lightstone Group, LLC ("Lightstone"), entered into employment agreements dated as of May 31, 2005 with Jeffrey A. Patterson, our President and Chief Executive Officer, and James F. Hoffman, our Executive Vice President, General Counsel and Secretary.

The purpose of the employment agreements is to provide for the continued employment of Messrs. Patterson and Hoffman (each an "Executive" and, collectively, the "Executives") with Prime Group Realty Trust (the "Company") and Prime Group Realty, L.P. (the "Operating Partnership" and, together with the Company, the "Employer") after the completion of the proposed acquisition of the Company contemplated by the previously disclosed agreement and plan of merger, dated as of February 17, 2005, by and among the Company, the Operating
Partnership, Prime Office and two affiliates of Prime Office. The employment agreements provide that, on the effective date of the proposed acquisition of the Company, Prime Office will cause the Employer to adopt and assume the employment agreements.

The new employment agreements, which are based on the same form as the existing employment agreements between the Company and Messrs. Patterson and Hoffman, provide for initial base salaries of $412,000 and $226,600, respectively, and the opportunity for the Executives to earn annual bonus compensation as set forth in each Executive's respective employment agreement. The employment agreements each have a thirty month term and automatically renew for successive one year terms, unless either party gives written notice of termination to the other party. The new employment agreements provide that Prime Office shall pay, or shall cause the Employer to pay if not previously paid by the Employer in connection with the merger with Lightstone, to the Executives certain "change of control" payments in accordance with the existing employment agreements between the Company and the Executives.

The new employment  agreements provide that if either agreement is terminated by
(i) the Employer "without cause" (as defined in the agreements), (ii) the Employer in the event of the Executive's "disability" (as defined in the agreements), (iii) the Executive within specified time periods following the occurrence of a "change of control" and (a) a resulting "diminution event" (as each term is defined in the agreements) or (b) a resulting relocation of the Executive's office to a location more than twenty-five miles from its current location, (iv) by the Executive for "good reason" (as defined in the agreements) or (v) automatically upon the Executive's death, the applicable Executive shall be entitled to a lump sum termination payment.

The new employment agreements further provide that such payment will be equal to the aggregate base compensation payable to Executive over the remainder of the employment term as in effect immediately prior to the effective date of the termination and a pro rata portion of any bonus compensation otherwise payable to Executive for the calendar year in which such termination occurs.

The new employment agreements also subject the Executives to certain confidentiality obligations and non-competition and non-solicitation restrictions as more fully set forth in the agreements. Mr. Patterson's agreement also grants him an option for eighteen months after the merger closing date to acquire up to 3.5% of the equity interests of the Operating Partnership on substantially the same economic terms as Prime Office's other initial equity investors.

The completion of the proposed merger with Lightstone is subject to, among other things, a number of customary conditions including the approval of the holders of a majority of the Company's common shares. A special meeting of the holders of the Company's common shares to consider the proposed merger with Lightstone has been called for June 28, 2005, to be held at 11:30 a.m. at the offices of the Company's outside legal counsel, Winston & Strawn LLP, 35 West Wacker Drive, 35th Floor, Conference Room 35A, Chicago, Illinois.

In connection with the proposed merger with Lightstone, the Company filed a definitive proxy statement and other materials with the Securities and Exchange Commission on May 23, 2005. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company and its officers and trustees may be deemed to be "participants" in the solicitation of proxies with respect to the proposed merger with Lightstone. Information regarding such individuals is included in the Company's proxy statements (including the proxy statement relating to the proposed merger with Lightstone) and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission. Investors may obtain a free copy of the proxy statement and other relevant documents as well as other materials filed with the Securities and Exchange Commission concerning the Company and these individuals at the Securities and Exchange Commission's website at http:www.sec.gov. These materials and other documents may also be obtained for free from: Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, Attn:
Investor Relations.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words, "will be," "believes," "expects," "anticipates," "estimates," and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               None.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PRIME GROUP REALTY TRUST



Dated: June 7, 2005         By: /s/  Richard M. FitzPatrick
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                                Richard M. FitzPatrick
                                Chief Financial Officer